Exhibit 10.4

Inventergy Global, Inc. 2014 Stock Plan:

Summary of Stock Grant (for Services)

The Transferee is acquiring shares (the “Transferred Shares”) of common stock of Inventergy Global, Inc. (the “Company”) on the following terms:

Name of Transferee:	«Name»

Total Number of Transferred Shares:	«TotalShares»

Date of Transfer:	«DateTransfer»

Vesting Commencement Date:	«VestComDate»

Vesting Schedule:	The Forfeiture Condition shall lapse with respect to the first «Percent»% of the Transferred Shares when the Transferee completes «CliffPeriod» months of continuous Service beginning with the Vesting Commencement Date set forth above. The Forfeiture Condition shall lapse with respect to an additional «Fraction»% of the Transferred Shares when the Transferee completes each month of continuous Service thereafter.

By signing below, the Transferee and the Company agree that the acquisition of the Transferred Shares is governed by the terms and conditions of the Inventergy Global, Inc. 2014 Stock Plan (the “Plan”) and the Stock Grant Agreement. Both of these documents are attached to, and made a part of, this Summary of Stock Grant. The Transferee agrees to accept by email all documents relating to the Company, the Plan or this grant and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission). The Transferee also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it shall notify the Transferee by email of their availability. The Transferee acknowledges that he or she may incur costs in connection with electronic delivery, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with his or her ability to access the documents. This consent shall remain in effect until the Transferee gives the Company written notice that it should deliver paper documents.

Transferee:	Inventergy Global, Inc.

By:
Address for Mailing Stock Certificate:	Title:

Inventergy Global, Inc. 2014 Stock Plan:

Stock Grant Agreement (for Services)

SECTION 1. Acquisition Of Shares.

(a)                Transfer. On the terms and conditions set forth in the Summary of Stock Grant and this Agreement, the Company agrees to transfer to the Transferee the number of Transferred Shares set forth in the Summary of Stock Grant. The transfer shall occur at the offices of the Company on the date of transfer set forth in the Summary of Stock Grant or at such other place and time as the parties may agree.

(b)               Consideration. The Transferee and the Company agree that the Transferred Shares are being issued to the Transferee as consideration for a portion of the services performed by the Transferee for the Company. The value of such portion is agreed to be not less than 100% of the Fair Market Value of the Transferred Shares.

(c)                Stock Plan and Defined Terms. The transfer of the Transferred Shares is subject to the Plan, a copy of which the Transferee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Except as otherwise defined in this Agreement (including without limitation Section 11 hereof), capitalized terms shall have the meaning ascribed to such terms in the Plan.

SECTION 2. Forfeiture Condition.

(a)                Scope of Forfeiture Condition. All Transferred Shares initially shall be Restricted Shares and shall be subject to forfeiture to the Company. The Transferee shall not transfer, assign, encumber or otherwise dispose of any Restricted Shares without the Company’s written consent, except as provided in the following sentence. The Transferee may transfer Restricted Shares to one or more members of the Transferee’s Immediate Family or to a trust established by the Transferee for the benefit of the Transferee and/or one or more members of the Transferee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Transferee transfers any Restricted Shares, then this Agreement shall apply to the Subsequent Transferee to the same extent as to the Transferee.

(b)               Vesting. The Forfeiture Condition shall lapse and the Restricted Shares shall become vested in accordance with the vesting schedule set forth in the Summary of Stock Grant.

(c)                Execution of Forfeiture. The Forfeiture Condition shall be applicable only if the Transferee’s Service terminates for any reason, with or without cause, including (without limitation) death or disability, before all Restricted Shares have become vested. In the event that the Transferee’s Service terminates for any reason, the certificate(s) representing any remaining Restricted Shares shall be delivered to the Company. The Company shall make no payment for Restricted Shares that are forfeited.

(d)               Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company, a sale of all or substantially all of the Company’s stock or assets, any other corporate reorganization, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Restricted Shares or into which such Restricted Shares thereby become convertible shall immediately be subject to the Forfeiture Condition. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Restricted Shares.

(e)                Termination of Rights as Stockholder. If Restricted Shares are forfeited in accordance with this Section 2, then the person who is to forfeit such Restricted Shares shall no longer have any rights as a holder of such Restricted Shares. Such Restricted Shares shall be deemed to have been forfeited in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

(f)                Escrow. Upon issuance, the certificates for Restricted Shares shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any new, substituted or additional securities or other property described in Subsection (d) above shall immediately be delivered to the Company to be held in escrow, but only to the extent the Transferred Shares are at the time Restricted Shares. All regular cash dividends on Restricted Shares (or other securities at the time held in escrow) shall be paid directly to the Transferee and shall not be held in escrow. Restricted Shares, together with any other assets or securities held in escrow hereunder, shall be (i) surrendered to the Company for forfeiture and cancellation in the event that the Forfeiture Condition or Right of First Refusal applies or (ii) released to the Transferee upon the Transferee’s request to the extent the Transferred Shares are no longer Restricted Shares (but not more frequently than once every six months). In any event, all Transferred Shares that have vested (and any other vested assets and securities attributable thereto) shall be released within 60 days after the earlier of (i) the termination of the Transferee’s Service or (ii) the lapse of the Right of First Refusal.

(g)               Part-Time Employment and Leaves of Absence. If the Transferee commences working on a part-time basis, then the Company may adjust the vesting schedule set forth in the Summary of Stock Grant. If the Transferee goes on a leave of absence, then the Company may adjust the vesting schedule set forth in the Summary of Stock Grant in accordance with the Company’s leave of absence policy or the terms of such leave. Except as provided in the preceding sentence, Service shall be deemed to continue while the Transferee is on a bona fide leave of absence, if (i) such leave was approved by the Company in writing and (ii) continued crediting of Service is expressly required by the terms of such leave or by applicable law (as determined by the Company). Service shall be deemed to terminate when such leave ends, unless the Transferee immediately returns to active work.

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SECTION 3. Right Of First Refusal.

(a)                Right of First Refusal. In the event that the Transferee proposes to sell, pledge or otherwise transfer to a third party any Transferred Shares, or any interest in Transferred Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Transferred Shares. If the Transferee desires to transfer Transferred Shares, the Transferee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Transferred Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Subsequent Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal, State or foreign securities laws. The Transfer Notice shall be signed both by the Transferee and by the proposed Subsequent Transferee and must constitute a binding commitment of both parties to the transfer of the Transferred Shares. The Company shall have the right to purchase all, and not less than all, of the Transferred Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

(b)               Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after receiving the Transfer Notice, the Transferee may, not later than 90 days after the Company received the Transfer Notice, conclude a transfer of the Transferred Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, State and foreign securities laws and not in violation of any other contractual restrictions to which the Transferee is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Transferee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Transferred Shares on the terms set forth in the Transfer Notice within 60 days after the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Transferred Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Transferred Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c)                Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company, a sale of all or substantially all of the Company’s stock or assets, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Transferred Shares subject to this Section 3 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Transferred Shares subject to this Section 3.

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(d)               Termination of Right of First Refusal. Any other provision of this Section 3 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Transferee desires to transfer Transferred Shares, the Company shall have no Right of First Refusal, and the Transferee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e)                Permitted Transfers. This Section 3 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Transferee’s Immediate Family or to a trust established by the Transferee for the benefit of the Transferee and/or one or more members of the Transferee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Transferee transfers any Transferred Shares, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Subsequent Transferee to the same extent as to the Transferee.

(f)                Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 3, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

(g)               Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 3.

SECTION 4. Other Restrictions On Transfer.

(a)                Transferee Representations. In connection with the issuance and acquisition of Shares under this Agreement, the Transferee hereby represents and warrants to the Company as follows:

                                                                                (i)          The Transferee is acquiring and will hold the Transferred Shares for investment for his or her account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

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                                                                              (ii)          The Transferee understands that the Transferred Shares have not been registered under the Securities Act by reason of a specific exemption therefrom and that the Transferred Shares must be held indefinitely, unless their sale or other transfer is subsequently registered under the Securities Act or the Transferee obtains an opinion of counsel, in form and substance satisfactory to the Company and its counsel, that such registration is not required. The Transferee further acknowledges and understands that the Company is under no obligation to register the Transferred Shares.

                                                                            (iii)          The Transferee is aware of Rule 144 under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. These conditions may include (without limitation) that certain current public information about the issuer be available, that the resale occur only after a holding period required by Rule 144 has been satisfied, that the sale occur through an unsolicited “broker’s transaction,” and that the amount of securities being sold during any three-month period not exceed specified limitations. The Transferee acknowledges and understands that the conditions for resale set forth in Rule 144 have not been satisfied as of the Date of Transfer and that the Company is not required to take action to satisfy any such conditions.

                                                                            (iv)          The Transferee will not sell, transfer or otherwise dispose of the Transferred Shares in violation of the Securities Act, the Exchange Act, or the rules promulgated thereunder, including Rule 144 under the Securities Act. The Transferee agrees that he or she will not dispose of the Transferred Shares unless and until he or she has complied with all requirements of this Agreement applicable to the disposition of Transferred Shares and he or she has provided the Company with written assurances, in substance and form satisfactory to the Company, that (A) the proposed disposition does not require registration of the Transferred Shares under the Securities Act or all appropriate action necessary for compliance with the registration requirements of the Securities Act or with any exemption from registration available under the Securities Act (including Rule 144) has been taken and (B) the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Transferred Shares under applicable state law.

                                                                              (v)          The Transferee has received and has had access to such information as he or she considers necessary or appropriate for deciding whether to invest in the Transferred Shares, and the Transferee has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Transferred Shares.

                                                                            (vi)          The Transferee is aware that his or her investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. The Transferee is able, without impairing his or her financial condition, to hold the Transferred Shares for an indefinite period and to suffer a complete loss of his or her investment in the Transferred Shares.

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(b)               Securities Law Restrictions. Regardless of whether the offer and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any State or other relevant jurisdiction, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of the Transferred Shares (including the placement of appropriate legends on the stock certificates (or electronic equivalent) or the imposition of stop-transfer instructions) and may refuse to transfer Shares acquired hereunder (or Shares proposed to be transferred in a subsequent transfer) if, in the judgment of the Company, such restrictions, legends or refusal are necessary or appropriate to achieve compliance with the Securities Act or other relevant securities or other laws, including without limitation under Regulation S of the Securities Act or pursuant to another available exemption from registration.

(c)                Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Transferee or a Subsequent Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Transferred Shares without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Transferred Shares until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (c). This Subsection (c) shall not apply to Shares registered in the public offering under the Securities Act.

(d)               Rights of the Company. The Company shall not be required to (i) transfer on its books any Transferred Shares that have been sold or transferred in contravention of this Agreement or (ii) treat as the owner of Transferred Shares, or otherwise to accord voting, dividend or liquidation rights to, any Subsequent Transferee to whom Transferred Shares have been transferred in contravention of this Agreement.

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SECTION 5. Successors And Assigns.

Except as otherwise expressly provided to the contrary, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and be binding upon the Transferee and the Transferee’s legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person has become a party to this Agreement or has agreed in writing to join herein and to be bound by the terms, conditions and restrictions hereof.

SECTION 6. No Retention Rights.

Nothing in this Agreement or in the Plan shall confer upon the Transferee any right to continue providing services to the Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Transferee) or of the Transferee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

SECTION 7. Tax Election.

The acquisition of the Transferred Shares may result in adverse tax consequences that may be avoided or mitigated by filing an election under Code Section 83(b). Such election may be filed only within 30 days after the date of transfer set forth in the Summary of Stock Grant. The form for making the Code Section 83(b) election is attached to this Agreement as an Exhibit. The Transferee should consult with his or her tax advisor to determine the tax consequences of acquiring the Transferred Shares and the advantages and disadvantages of filing the Code Section 83(b) election. The Transferee acknowledges that it is his or her sole responsibility, and not the Company’s, to file a timely election under Code Section 83(b), even if the Transferee requests the Company or its representatives to make this filing on his or her behalf.

SECTION 8. Legends.

All certificates evidencing Transferred Shares shall bear the following legends:

“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES AND IMPOSES CERTAIN FORFEITURE CONDITIONS UPON TERMINATION OF SERVICE WITH THE COMPANY. IN ADDITION, THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A LIMITED PERIOD FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

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All certificates evidencing the Transferred Shares acquired under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY SECURITIES LAWS OF ANY U.S. STATE, AND MAY NOT BE SOLD, REOFFERED, PLEDGED, ASSIGNED, ENCUMBERED OR OTHERWISE TRANSFERRED OR DISPOSED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED. IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY (CONFIRMED BY OPINION OF COUNSEL) OF AN ALTERNATIVE EXEMPTION FROM REGISTRATION UNDER THE ACT, THESE SHARES MAY NOT BE SOLD, REOFFERED, PLEDGED, ASSIGNED, ENCUMBERED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT IN ACCORDANCE WITH REGULATION S (RULES 901 THROUGH 905 AND PRELIMINARY NOTES) OF THE ACT. HEDGING TRANSACTIONS INVOLVING THESE SHARES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

If required by the authorities of any State in connection with the issuance of the Transferred Shares, the legend or legends required by such State authorities shall also be endorsed on all such certificates.

SECTION 9. MISCELLANEOUS PROVISIONS.

(a)                Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

(b)               Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid, (iii) deposit with Federal Express Corporation, with shipping charges prepaid or (iv) deposit with any internationally recognized express mail courier service. Notice shall be addressed to the Company at its principal executive office and to the Transferee at the address that he or she most recently provided to the Company in accordance with this Subsection (c).

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(c)                Entire Agreement. The Summary of Stock Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

SECTION 10. acknowledgements of the Transferee.

In addition to the other terms, conditions and restrictions imposed on the Shares acquired pursuant to this Agreement, the Transferee expressly acknowledges being subject to Sections 2 (Forfeiture Condition), 3 (Right of First Refusal) and 4 (Other Restrictions on Transfer, including without limitation the Market Stand-Off), as well as the following provisions:

(a)                Waiver of Statutory Information Rights. The Transferee acknowledges and agrees that, until the first sale of the Company’s Stock to the general public pursuant to a registration statement filed under the Securities Act, he or she will be deemed to have waived any rights the Transferee might otherwise have had under Section 220 of the Delaware General Corporation Law to inspect for any proper purpose and to make copies and extracts from the Company’s stock ledger, a list of its stockholders and its other books and records or the books and records of any subsidiary.  This waiver applies only in the Transferee’s capacity as a stockholder and does not affect any other inspection rights the Transferee may have under other law or pursuant to a written agreement with the Company.

(b)               Plan Discretionary. The Transferee understands and acknowledges that (i) the Plan is entirely discretionary, (ii) the Company and the Transferee’s employer have reserved the right to amend, suspend or terminate the Plan at any time, (iii) the transfer of the Transferred Shares does not in any way create any contractual or other right to receive additional awards under the Plan at any time or in any amount and (iv) all determinations with respect to any additional awards, including (without limitation) the times when awards will be granted, the number of Shares offered and the vesting schedule, will be at the sole discretion of the Company.

(c)                Termination of Service. The Transferee understands and acknowledges that participation in the Plan ceases upon termination of his or her Service for any reason, except as may explicitly be provided otherwise in the Plan or this Agreement.

(d)               Extraordinary Compensation. The value of the Transferred Shares shall be an extraordinary item of compensation outside the scope of the Transferee’s employment contract, if any, and shall not be considered a part of his or her normal or expected compensation for purposes of calculating severance, resignation, redundancy or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(e)                Authorization to Disclose. The Transferee hereby authorizes and directs the Transferee’s employer to disclose to the Company or any Subsidiary any information regarding the Transferee’s employment, the nature and amount of the Transferee’s compensation and the fact and conditions of the Transferee’s participation in the Plan, as the Transferee’s employer deems necessary or appropriate to facilitate the administration of the Plan.

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(f)                Personal Data Authorization. The Transferee consents to the collection, use and transfer of personal data as described in this Subsection (f). The Transferee understands and acknowledges that the Company, the Transferee’s employer and the Company’s other Subsidiaries hold certain personal information regarding the Transferee for the purpose of managing and administering the Plan, including (without limitation) the Transferee’s name, home address, telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company and details of all options or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Transferee’s favor (the “Data”). The Transferee further understands and acknowledges that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of the Transferee’s participation in the Plan and that the Company and/or any Subsidiary may each further transfer Data to any third party assisting the Company in the implementation, administration and management of the Plan. The Transferee understands and acknowledges that the recipients of Data may be located in the United States or elsewhere. The Transferee authorizes such recipients to receive, possess, use, retain and transfer Data, in electronic or other form, for the purpose of administering the Transferee’s participation in the Plan, including a transfer to any broker or other third party with whom the Transferee elects to deposit Shares acquired under the Plan of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on the Transferee’s behalf. The Transferee may, at any time, view the Data, require any necessary modifications of Data or withdraw the consents set forth in this Subsection (f) by contacting the Company in writing.

SECTION 11. Definitions.

(a)                “Agreement” shall mean this Stock Grant Agreement.

(b)               “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

(c)                “Company” shall mean Inventergy Global, Inc., a Delaware corporation.

(d)               “Exchange Act” shall mean Securities Exchange Act of 1934, as amended.

(e)                “Forfeiture Condition” shall mean the forfeiture condition described in Section 2.

(f)                “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

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(g)               “Plan” shall mean the Inventergy Global, Inc. 2014 Stock Plan, as amended.

(h)               “Restricted Share” shall mean a Transferred Share that is subject to the Forfeiture Condition.

(i)                 “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 3.

(j)                 “Securities Act” shall mean the Securities Act of 1933, as amended.

(k)               “Subsequent Transferee” shall mean any person to whom the Transferee has directly or indirectly transferred any Transferred Shares.

(l)                 “Transferee” shall mean the individual named in the Summary of Stock Grant.

(m)             “Transfer Notice” shall mean the notice of a proposed transfer of Transferred Shares described in Section 3.

(n)               “Transferred Shares” shall mean the shares acquired by the Transferee pursuant to this Agreement.

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Exhibit I

Section 83(b) Election

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, and pursuant to Treasury Regulations Section 1.83-2, to include in gross income as compensation for services the fair market value of the shares described below.

(1)	The taxpayer who performed the services is:

Name:

Address:

Social Security No.:

(2)	The property with respect to which the election is made is ______ shares of the common stock of Inventergy Global, Inc.

(3)	The property was transferred to the taxpayer on __________ __, ____.

(4)	The taxable year for which the election is made is the calendar year ____.

(5)	The property is subject to forfeiture if for any reason taxpayer’s service with the issuer terminates. The forfeiture condition lapses in a series of installments over a ____-year period ending on __________ __, ____.

(6)	The fair market value of such property at the time of transfer (determined without regard to any restriction other than a restriction that by its terms will never lapse) is $______ per share x ______ shares = $__________.

(7)	No amount was paid for such property.

(8)	The amount to include in gross income is $______. [The amount in Line 6.]

(9)	A copy of this statement was furnished to Inventergy Global, Inc., for whom taxpayer rendered the services underlying the transfer of such property.

(10)	This statement is executed on __________ __, ____.

Spouse (if any)	Taxpayer

Within 30 days after the date of transfer of the property, this election must be filed with the Internal Revenue Service office where the taxpayer files his or her annual federal income tax return. The filing should be made by registered or certified mail, return receipt requested. The taxpayer must (a) include a copy of the completed form with his or her federal income tax return for the taxable year in which the property is transferred and (b) deliver an additional copy to the Company.